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                                                                  [Scudder Logo]

Supplement to the currently effective Prospectus and all currently effective Supplements thereto of each of the listed funds:

Scudder EAFE(R) Equity Index Fund - Premier Class
Scudder US Bond Index Fund - Premier Class
Scudder Equity 500 Index Fund - Investment Class
Scudder Equity 500 Index Fund - Premier Class
Scudder S&P 500 Index Fund

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The following supplements the section entitled "Management of the Fund" for each fund:

Effective April 25, 2003, Northern Trust Investments, Inc. ("NTI") is the sub-advisor to the master portfolios for each fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. As each master portfolio's investment sub-advisor, NTI makes each master portfolio's investment decisions. It buys and sells securities for each master portfolio and conducts the research that leads to the purchase and sale decisions. Deutsche Asset Management, Inc. ("DeAM, Inc."), the investment advisor for each master portfolio, compensates NTI out of its advisory fee.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI has managed accounts, including registered investment companies designed to mirror the performance of the same indices as those the funds/master portfolios seek to replicate. NTI is an investment advisor registered under the Investment Advisors Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2003, NTI had approximately $210.8 billion of assets under management.

The following supplements the section entitled "Fees and Expenses of the Fund" for each fund except the Scudder S&P 500 Index Fund:

The investment advisor and administrator have contractually agreed to maintain the current cap on fund expenses for a two year period from the date of each fund/portfolio's sub-advisory agreement with NTI.

               Please Retain This Supplement for Future Reference